

LightPath Technologies

NASDAQ: LPTH

A Global Leader in Next-Generation Optics & Imaging Solutions

Investor Day Presentation | February 25, 2026

Safe Harbor Statement

This presentation contains "forward-looking" statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, the effects of competition and the expected effects on the Company's business from the COVID-19 pandemic. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipate," "believe," "could," "seek," "estimate," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We believe these non-GAAP financial measures are appropriate indicators to assist in the evaluation of our operating performance on a period-to-period basis. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in this presentation.

LightPath

Today's Agenda

- 11:00am – Orlando Facility Tour
- 12:00pm – Lunch with Management
- 12:30pm – Webcasted Presentation
- 2:15pm – Shuttle Returns to Hotel
- 6:00pm – Shuttle Departs to Dinner

Speaker List



Sam Rubin
President &
Chief Executive Officer



Steve Mielke
Vice President of
Engineering



Albert Miranda
Chief Financial Officer



Israel Piergiovanni
Vice President of
Manufacturing



Natalie King
Vice President of
Finance

Abbreviated History of LightPath



Fiscal Year Revenue
Revenue ($ millions)
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10
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70
2005
2006
2007
2008
2009
2010
2011
2012
2013
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2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Revenue ($M)
Consensus

Engineering a New LightPath

LightPath has completed a transition to a solutions-oriented approach for high value customers geared towards driving higher revenue & gross margins

LPTH Today

Legacy LightPath
Components Supplier
Majority China Manufacturing



ASP:
$5-$50

LightPath 2.0
Solutions Provider



ASP:
$50-$500

LightPath 3.0
Imaging Systems Creator
Vast Majority US + EU Manufacturing



ASP:
$1K-$30K



ASP:
$50K - $500K

The Last Five Years, Transformation and Major Events

- Harvesting the fruits of strategy to move upstream
- Rightsizing the company, global footprint, Board
- Defense grew from <10% to vast majority of revenue
- Shifted almost all sales and manufacturing from China to U.S. & EU
- $90M order backlog as of September 2025

2021

- **May:** New CEO, CFO & Chairman joins LPTH
- **December:** Exclusive NRL License obtained

2022

- **March:** DLC Military qual. obtained

2023

- **March:** Orlando Plant Expansion
- **July:** Visimid acquired, LPTH 3.0 established
- **Sept:** Lockheed Martin NGSRI Award

2024

- **April:** First NRL design win (Apache)
- **May:** Enter Furnace Monitoring & OGI Vertical
- **July:** Lockheed NGSRI Flight-Worthy Milestone Achieved

2025

- **February:** Acquisition of G5 Infrared
- **August:** First Germanium-Free G5 Camera Variants Utilizing BlackDiamond™ Glass
- **September:** $40.3M IR camera order by global tech. customer
- **September:** $8.0 Million Strategic Investment by Ondas & Unusual Machines
- **December:** ~$69M Public Offering

2026

- **January:** Acquisition of Amorphous Materials, Inc.

2020-2025 Pillars of Growth

- The three pillars of growth that served us for the last 3 years have been
  - Entering camera and assemblies business, higher ASPs
  - Defense sales, driven strongly by materials
  - New applications such as automotive and industrial imaging
- These three pillars have brought us from a $30M run-rate to what we expect could be $100 -150M within 3 years


3 Pillars of Growth
Products and solutions applicable to growing and diverse applications
Optical & Camera Assemblies
Government: Defense & Aerospace
Commercial Applications
Multispectral imaging systems
Total Customization
Unique materials provide an alternative to germanium
Exclusive technology enables multispectral imaging. Cutting edge capabilities
Oil and Gas plant emissions monitoring
Gas producing plants provide a unique environment for LightPath's camera technology
Smart City Technology utilizes multiple sensors and cameras to capture targeted activity

$500K Q1/2020
→$7M+ last Q

8% of Revenue in 2020
→70% of revenue now

Only optics in 2020
→now includes OGI, Furnace cameras

Accretive Acquisitions

VISIMID

Technology
- Uncooled thermal imaging camera cores

Major Programs
- NGSRI
- Additional Seeker Programs

- Markets
  - Defense
  - Industrial

G5 INFRARED

Technology
- Cooled Mid-wave cameras
- Advanced Infrared coatings

Major Programs
- NGSRI
- SPEIR
- Border Towers
- Cameras for counter UAS

Markets
- Defense
- Security

AMORPHOUS MATERIALS, LLC
A LightPath Technologies Company

Technology
- Melting glass in large diameters

Major Programs
- F-35 EOTS
- Apachee arrowhead

Markets
- Defense

Three Pillars of Growth: Entering 2026 & Beyond

Products and solutions applicable to growing and diverse applications

Optics and Assemblies



- Building on unique BlackDiamond materials to provide an alternative to germanium
- Optical systems and subsystems for infrared imaging
- TAM of $500M to $1B

Infrared Camera Systems



- Leverages tech from acquisitions, together with unique capabilities of BlackDiamond
- Building on recently acquired G5's leadership in long range imaging
- TAM of $1B to $1.5B

Large Defense Programs



- US Defense programs with a substantial, sponsored Engineering fee
- Potential for tens of millions in annual revenue for each program
- Leverage LightPath core capabilities in infrared optics and imaging, to develop customized solutions for programs of record

Product Portfolio



LightPath Camera Solutions
LightPath 3.0 Product Lineup

LightPath's comprehensive suite of solutions following the acquisition of G5 span both cooled and uncooled cameras both with and without Germanium, allowing our products to address a myriad of applications from civilian to next-generation defense while ensuring secure allied supply chains

MANTIS
Dual Band Infrared Camera



Optical Gas Imaging (OGI)
Short range drone detection, Gas detection



Cooled IR Cameras
Long-range detection & surveillance



EdgeIR
AI-Ready infrared Cameras



CST-Solo
Compact, low weight, shutterless


Panasonic

Proprietary BlackDiamond™ Glass

Securing America's IR Optics Supply Chains

BlackDiamond Chalcogenide Glass – Licensed from the U.S. Naval Research Lab.
– Offers a Germanium Free IR Optics Solution to the U.S. Defense Industry

Alternative to Germanium
Provides an alternative for use of Germanium and Gallium in optics

SWAP-C

More Materials Mean More Choices
More degrees of freedom for designers lead to smaller, lighter systems

Made in the USA
BlackDiamond glass is produced in Orlando, FL and are made of materials easily sourced from friendly countries

True Multispectral
The new materials operate across entire infrared spectrum, enabling true multispectral imaging with a single camera

Scalable Capacity
Increasing capacity requires only more furnaces, which are made in the USA

BlackDiamond™ Redesign Underway
LightPath engineers are actively transitioning G5's cooled cameras to the use of BlackDiamond™ glass in place of Germanium



BlackDiamond: Germanium Supply Chain Certainty

Germanium Supply Risk

China controls ~80% of global germanium production and has imposed export restrictions, creating significant supply chain vulnerability for defense and industrial optics.

BlackDiamond Advantage

Proprietary chalcogenide glass eliminates germanium dependency entirely — broad IR transparency (1–14μm) with superior hardness and lighter weight.

Manufactured In-House

Vertically integrated U.S. production from raw material melting through finished optics. No foreign supply chain exposure.

Defense Readiness

ITAR-compliant, domestically sourced. Meets DoD requirements for assured supply chain in critical optical components. High TRL level, NDAA and FCC compliant



Raw Material Melting
In-house chalcogenide glass production

↓

Precision Molding
Proprietary diamond-turned optics

↓

Coating & Assembly
Advanced IR coatings applied

↓

Testing & Qualification
MIL-spec & defense certification

↓

Delivery to Customer
Direct to prime contractors & OEMs

Advantages of BlackDiamond™


VIS
NIR
SWIR
MWIR
LWIR
Visible
Infrared

Multi-aperture sensor payload **Common Aperture Multiband Camera**


SWIR-LWIR 50mm f/1.0, 23°FOV
SWIR
MWIR
LWIR
FPA
Ø4" x 9.5"L
Conventional design requires 11 lens elements

Achieving equivalent performance with fewer optical elements

3X Zoom Lens Designed with
Traditional Crystalline Materials


21 elements!

- 21 optical elements
- Larger size
- Higher weight
- More complex assembly

Same 3X Zoom Designed with
Combination of BlackDiamond Materials


ZnS
NRL-8
NRL-8
NRL-6
NRL-4
NRL-6
IRG24
NRL-4
IRG24
ZnS
Classic-2
12 elements!

1) J.L. Ramsey et al, Proc SPIE, 10998-0M (2019)

- 12 optical elements
- Reduced size & weight
- Simplified optical train
- Improved manufacturability

Large Diameter Optics – The Next Frontier

Strategic Acquisition of Amorphous Materials

Long Range Imaging requires large size optics. The acquisition of Amorphous Materials provides the key technology needed to produce BlackDiamond™ in large diameters.

- **Accretive asset acquisition** that is expected to add approximately $3.0 million in annual revenue following the acquisition
- **Capability of making BlackDiamond™ up to 17" diameter, compared to 5" diameter today**, significantly enhancing LightPath's ability to supply large, high-value optics
- Expected to enable the use of BlackDiamond™ glass in long range, satellite sensors for the Golden Dome program
- Adds $3M of high quality, recurring revenue from Amorphous's existing products



Space Development Agency awards roughly $3.5 billion to 4 companies for 72 missile tracking and warning satellites

$48 million average cost of an inferred satellite.

- **Typically**, the cost of the imaging payload is around 1/3rd of the satellite's cost
- This includes the optical **telescope**, camera, auxiliary devices, image processing, etc.
- Optical telescope would be up to $10M per such satellite
- BlackDiamond™ glass enables design of fully **refractive** telescopes, instead of current reflective technology, leading to savings in weight and size

C-UAS: Counter-Unmanned Aircraft System

Offering a Best-in-Class System for a Rapidly Growing Market; Addresses Emerging Threats



RWS – Integration into Directed Energy Weapon Systems



RWS – Integration into Remote Weapon Systems



SUADS – Small Unmanned Air Defense Systems
Program of Record

Illustrative Detection Ranges for a DJI Phantom Drone around Washington DC using our 1000 series camera









Commercial Applications – Dual Use Technology

LightPath

Industrial Applications

Mantis cameras are used to monitor high-temperature processes inside boilers and furnaces in power plants, while OGI cameras are used to detect gas leaks in energy production

- **Environmental regulations in the US and Europe** are dramatically increasing in scope and complexity, requiring increasingly precise solutions for compliance and monitoring of the roughly 60% of generated power that comes from fossil fuels.

- **Solution can be tailored** to monitor processes and allow precise environmental compliance controls and emissions tracking.

- Allows **advanced monitoring and optimization of burn processes or gas emissions.**

- Provides more **accurate and reliable monitoring of extreme-temperature processes** across a much larger range of temperatures than current technology, enhancing process safety and efficiency for customers.



Furnace Inspection - Example

Imaging inside an operating furnace requires infrared imaging with an optical telescope to relay the image from inside the furnace to the camera.

- **Furnace walls** are up to 8' deep
- 24/7 operation of the camera system
- Multiple cameras per furnace











Program, Backlog & Pipeline Updates



LightPath

Major Programs of Record

Short Range Air Defense System	Shipboard Threat Detection *	Consolidated Tower & Surveillance Equipment
		

Customer Name	Lockheed Martin Co.	L3 Harris	Elbit of N. America
Target Application	NGSRI	Shipboard Panoramic Electro-Optic/Infrared (SPEIR)	Consolidated Tower & Surveillance Equipment (CTSE)
LightPath Product	Infrared Imager	Cooled Camera System	Cooled Camera System
Design Timeline	2023-2026	Design Complete	Design Complete
Production Timeline	LRIP: '27 SOP: '27-28	LRIP: '25/'26 (current) SOP: '26/'27	LRIP: '25/'26 (current) SOP: '26/'27
Project Lifespan	10-year program	10-year program	3-4 yrs install, 14-yr maintenance
Status	Flight Tests		
Potential Revenue	$50M - $100M/year	$10 - $20M annually	$20M CY26 Bookings
Win Probability	50%/Sole Sourced to Lockheed Martin	Won. Sole sourced	85-90% (IDIQ between 3 primes)
Program of Record	Yes. (PE 0604117A)	Yes. (PE 0604501N)	Yes.

Other Existing Programs


US Army Rotary Programs


NGLS NGHTS Program


Germanium Free Thermal Gun Sights


Fixed Wing Aircraft


In Space Communication

Looking Ahead



Backlog Update

$97 Million Total Order Backlog as of December 2025

1. 85% of Backlog is Defense, Surveillance, Security and Public Safety
2. 13% of Backlog is Commercial HOWEVER, commercial orders tend to be short time frames ie; 3 months or 6 months in length, at most
3. 70% of Backlog is scheduled to be shipped in the calendar year 2026



Backlog Mix
2%
13%
85%
Commercial
Defense
Other



Backlog by Delivery Date Requested
30%
70%
Calendar 2026
Calendar 2027

LightPath

Near Term Pipeline Opportunities

Active Pipeline in Aerospace & Defense

- C-UAS Examples
  - FIFA 2026 World Cup — stadium surveillance and security camera deployments across host venues
  - Department of Homeland Security — establishing dedicated counter-UAS program office, creating procurement opportunities
  - JIATF-401 - defense of National Capital Region
- Defense programs
  - New Seeker opportunities
  - Space programs
  - Optical assemblies for FPV Drones
  - Expansion of existing missile programs


FIFA

U.S. DEPARTMENT OF HOMELAND SECURITY

LOCKHEED MARTIN



Upcoming New Products

Active Pipeline

- G5 Infrared Camera Redesign
  - Redesign of remaining cameras in portfolio to use BlackDiamond instead of Germanium
  - Same, or improved optical performance
  - No change to size, weight, interfaces
- Optics
  - Continuing to expand offering of standard assemblies to work with FLIR-Boson, DRS-Tenum, etc.
  - Achieving TRL level for additional NRL glass compositions
  - Design wins for BlackDiamond in new defense programs
  - Advanced coatings to support Amorphous' optical materials





LightPath

Our Approach to M&A: Building a Market Leader

Target Acquisition Profile

Accretive	Increases topline, profitable, fast growing.
Technology	Technology complements LightPath's technology.
Product	Fast growing market segment.
Culture	Strong culture fit between the teams.
Growth	At an inflection point. Multiple program awards that are expected to begin production in the next two years.
Vertical Integration	All Optics to be produced internally at LightPath, leverage BlackDiamond glass advantages.

Pathway to Profitability

Significant Industry Opportunity

- **Multi-billion-dollar IR imaging market in defense** in support of ongoing efforts to onshore U.S. supply chains and reduce the ongoing reliance on Chinese critical minerals given export bans
- Black Diamond Glass is a **US-produced alternative to Germanium**

Strategic Direction

- An optical systems and solutions provider for high value customers
- **$90 million order backlog, predominantly** of government and military projects with key defense customers
- **New commercial applications** in the boiler & furnace as well as optical gas imaging (OGI) sectors
- Drive greater efficiency with deep design and manufacturing expertise and vertically integrated global manufacturing base
- **Market size and production** capabilities to drive revenue in excess of $300 million in 5 years



Vertically Integrated Manufacturing Footprint

Orlando, Florida

Principal Production Facility

- 2023 facility expansion to 55,000 sq. ft. and 11,700 sq. ft clean room space
- Additional room to expand glass manufacturing, coating and assembly
- Principal production facility

Plano, Texas

Prototyping & R&D Hub

- Prototyping
- R&D
- Uncooled Cameras
- NGSRI
- Industrial Cameras
- Center of Excellence, Thermal Imaging

Hudson, New Hampshire

Cooled Camera Production

- Acquired through acquisition of G5 Infrared in February 2025
- Brings advanced cooled camera production in-house (new product line) with top-of-the-line offering chiefly for gov. & defense markets

Riga, Latvia

E.U. Contract Production Hub

- Vertically integrated, able to produce complete components without depending on other LightPath facilities
- Principal facility supporting **European defense** contracts







2025 Raise - Use of Funds

Well Positioned with Cash for the Short Term

- $73.5M cash on hand as of 12/31/2025
  - (paid $5.4M Note)
- FY 2026
  - AMI Acquisition
  - G5 Earn Out #1
  - Capex expansion starts, to support Growth
  - Operating Cash Flow positive
- FY 2027
  - G5 Earn Out #2
  - Capex expansion is Growth and Capability oriented
  - Operating Cash Flow positive

- Finish FY 2027 well positioned on cash and dry powder for acquisition(s)?



350
300
250
200
150
100
50
0
FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 FY2030 FY2031
Reported Revenue
Illustrative Path to $300M

Common Shares

Class A Common	55,762,197	Basis for EPS
Series G Preferred (common equivalents)	9,752,670	
Potential PIK Preferred	5,602,385	
Warrants Outstanding	-	
G5 Earnout Shares to Sellers (Year 1, est)	262,500	
Stock Incentives (including Directors)	1,784,225	
"All In" Common	73,163,977	Fully Diluted

LightPath Technologies

Question & Answer Session

Investor Relations
Lucas A. Zimmerman
LPTH@mzgroup.us
949-259-4987

Engage with us

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@lightpathtech	lightpath-technologies	www.lightpath.com


Global Leader in Optical & Infrared Solutions